UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2020 (April 21, 2020)

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	NAV	New York Stock Exchange
Cumulative convertible junior preference stock, Series D (par value $1.00)	NAV-D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

9.500% Senior Secured Notes Offering

Overview

On April 27, 2020, Navistar International Corporation (the “Company”) completed its previously announced private placement of 9.500% senior secured notes due 2025 (the “Notes”) sold pursuant to a Purchase Agreement, dated April 21, 2020 (the “Purchase Agreement”), among the Company, Navistar, Inc., the Company’s principal operating subsidiary (the “Guarantor”), and J.P. Morgan Securities LLC, as representative of the several initial purchasers named therein (the “Initial Purchasers”). The offering was upsized to $600 million from the previously announced offering size of $500 million. The Purchase Agreement contains customary representations, warranties and agreements by the Company and Guarantor, customary conditions to closing, indemnification obligations of the Company and the Guarantor (including for liabilities under the Securities Act), other obligations of the parties and termination provisions.

The Notes are governed by the terms of an Indenture, dated as of April 27, 2020 (the “Indenture”), by and among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”). The Notes were issued in a private placement transaction that was not subject to the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Company may offer and sell, from time to time after the original issue date of the Notes, in one or more offerings, additional Notes, subject to the covenants in the Indenture relating to the incurrence of additional indebtedness and liens. The Notes and any additional Notes that are issued will be treated as a single class of debt securities for all purposes under the Indenture. The Company intends to use the net proceeds from the Notes offering for general corporate purposes.

Interest and Maturity

Interest on the Notes will accrue at the rate per annum equal to 9.500% and will be payable, in cash, semi-annually in arrears on May 1 and November 1 of each year, commencing on November 1, 2020, to holders of record on the immediately preceding April 15 and October 15, respectively. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest on overdue principal and interest will accrue at a rate that is the interest rate on the Notes to the extent permitted by applicable law. Each interest period will end on (but not include) the relevant interest payment date. The Notes will mature on May 1, 2025.

Ranking and Security

The Notes are the Company’s senior secured obligations and are guaranteed (the “Guarantee”) on a senior secured basis by the Guarantor. The Notes and the Guarantee will: (i) rank equal in right of payment to all of the Company’s and the Guarantor’s existing and future senior indebtedness, (ii) rank senior in right of payment to all of the Company and the Guarantor’s existing and future subordinated indebtedness, (iii) be effectively senior to all of the Company’s and the Guarantor’s existing and future unsecured indebtedness to the extent of the value of the collateral securing the Notes, (iv) be effectively senior to all of the Company’s and the Guarantor’s existing and future indebtedness secured by a junior lien on the collateral to the extent of the value of the collateral, (v) be effectively subordinated to all of the Company’s and the Guarantor’s existing and future indebtedness that is secured by liens on assets that do not secure the Notes or the Guarantee to the extent of the value of such assets, (vi) be effectively subordinated to all of the Company’s and the Guarantor’s existing and future indebtedness secured by a senior lien on the collateral to the extent of the value of the collateral and (vii) be effectively junior to the third-party interests in our majority-owned dealerships and joint ventures to the extent of those interests. The Notes and the Guarantee will be structurally subordinated to all existing and future obligations of those of the Company’s subsidiaries that do not guarantee the Notes (including that subsidiaries that guarantee the Company’s senior secured term loan credit agreement).

The Notes and the Guarantee will be secured by, subject in each case to certain permitted liens and exceptions: (i) a first-priority pledge of 65% of the capital stock of Navistar International B.V., a wholly-owned subsidiary of the Company that owns subsidiaries that conduct the Company’s foreign operations in Mexico, Canada and Brazil, (ii) a second-priority lien on certain collateral that also secures the Company’s senior secured term loan credit agreement but does not secure the Company’s Recovery Zone Facility Revenue Bonds, and (iii) a third-priority lien on certain collateral that also secures both the senior secured term loan credit agreement and the Recovery Zone Facility Revenue Bonds.

Intercreditor Arrangements

The Notes will be subject to an intercreditor agreement, which will govern the relative rights of the secured parties in respect of the Company’s senior secured term loan credit agreement and the Notes. The Notes will also be subject to certain subordination provisions in the collateral agreement, which will govern the relative rights of the secured parties in respect of the Recovery Zone Facility Revenue Bonds and the Notes. Each of the intercreditor agreement and the subordination provisions in the collateral agreement will restrict the actions permitted to be taken by the Collateral Agent with respect to the second lien collateral or third lien collateral, as applicable, on behalf of the holders of the Notes.

Optional Redemption

The Company may redeem the Notes, in whole or in part, at any time prior to May 1, 2022, at 100% of their principal amount plus the applicable “make whole” redemption price described in the Indenture and, on or after May 1, 2022, at the following redemption prices (expressed as percentages of principal amount), if redeemed during the twelve month period beginning on May 1 of each of the indicated years: 2022 - 107.125%; 2023 - 104.750%; and 2024 and thereafter - 100.000%. Prior to May 1, 2022, the Company may also, at its option, redeem up to 40% of the aggregate principal amount of the Notes at a redemption price of 109.500% of the principal amount thereof with the proceeds of certain equity offerings. If the Company is acquired by TRATON SE or one of its affiliates, the Company may, at its option, redeem all, but not less than all, of the Notes at a redemption price of 107.125% of the principal amount thereof provided that the Company issues a redemption notice prior to the date that is 365 days after the issue date of the Notes. In each such case, the Company will also pay all accrued and unpaid interest (including any additional interest) on the Notes up to, but excluding, the date of redemption. Notice of any redemption of the Notes may, at the Company’s discretion, be given prior to the completion of a transaction and any redemption notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a related transaction.

Restrictive Covenants

The terms of the Indenture, among other things, limit, in certain circumstances, the ability of the Company and its Restricted Subsidiaries (as defined in the Indenture) to: incur, assume or guarantee additional indebtedness; issue redeemable stock and preferred stock; pay dividends or distributions or redeem or repurchase capital stock; prepay, redeem or repurchase certain debt; make loans and investments; incur liens; restrict dividends, loans or asset transfers from its subsidiaries; sell or otherwise dispose of assets, including capital stock of subsidiaries; consolidate or merge with or into, or sell substantially all of its assets to, another person; and enter into transactions with affiliates. If the Notes achieve investment grade status and no default has occurred and is continuing, certain of the covenants under the Indenture will be suspended. If either rating on the Notes should subsequently decline to below investment grade, the suspended covenants will be reinstated. Substantially all of the Company’s foreign and domestic manufacturing subsidiaries will be “Restricted Subsidiaries” under the Indenture. Navistar Financial Corporation, its subsidiaries and the Company’s foreign finance subsidiaries and its Blue Diamond Parts joint venture entity will be “Unrestricted Subsidiaries” under the Indenture. As a result, the foregoing entities will not be bound by any of the covenants or operating restrictions contained in the Indenture.

Change of Control

Upon the occurrence of certain events constituting a change of control as defined in the Indenture, the Company will be required to make an offer to repurchase all of the notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. Under the Indenture, a change of control offer may not be triggered even if a transaction is consummated in connection with the unsolicited proposal that the Company received from TRATON SE on January 30, 2020.

Events of Default

The Indenture provides for customary events of default including (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of other agreements in the Indenture; the Guarantee ceasing to be in full force and effect; a default by the Company or a Restricted Subsidiary (as defined in the Indenture) under any bonds, debentures, notes or other evidences of indebtedness of a certain amount, resulting in its acceleration; the rendering of judgments to pay certain amounts of money against the Company and its significant subsidiaries; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 30% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

The foregoing description of the Purchase Agreement, Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, Indenture and the form of Note filed herewith as Exhibit 10.1, 4.1 and 4.2, respectively, each of which is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 8.01	OTHER EVENTS

On April 27, 2020, the Company issued a press release announcing the upsizing, pricing and closing of $600.0 million aggregate principal amount of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following documents are filed herewith:

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of April 27, 2020, among Navistar International Corporation, Navistar, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee and as collateral agent.

4.2	Form of 9.500% Senior Secured Note due 2025 (included in Exhibit 4.1).

10.1

Purchase Agreement, dated as of April 21, 2020, among Navistar International Corporation, Navistar, Inc. and J.P. Morgan Securities LLC, as representative of the initial purchasers listed on Schedule 1 thereto.

99.1*	Press release, dated April 27, 2020, “Navistar Announces Closing of $600 Million Offering of 9.500% Senior Secured Notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Navistar International Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2019, our quarterly report on Form 10-Q for the period ended January 31, 2020, and our current report on Form 8-K dated April 13, 2020. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2020

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

By:	/s/ Walter G. Borst
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer